Dreyfus
Institutional
Money Market Fund

ANNUAL REPORT December 31, 2001




The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            16   Notes to Financial Statements

                            21   Report of Independent Auditors

                            22   Important Tax Information

                            23   Board Members Information

                            24   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund
                                                          Dreyfus Institutional
                                                              Money Market Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Institutional Money Market Fund, covering the 12-month period from January 1, 2001 through December 31, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Thomas S. Riordan.

In 2001, money market funds generally posted higher returns than stocks for the second consecutive year. As one of America' s longest periods of economic expansion came to an end, the money markets helped investors preserve their capital. However, money market yields declined sharply, as the Federal Reserve Board' s 11 interest-rate reductions during 2001 drove short-term rates to their lowest levels in 40 years.

In addition, 2001 reminded investors of the importance of some fundamental principles of investing. The merit of a long-term perspective was validated when stocks and lower rated bonds rallied in the fourth quarter. The importance of diversification was underscored by the longer term bond market's strong returns, which helped cushion the equity market's decline for investors who allocated their investments among different asset classes. Perhaps most significant, 2001 affirmed the value of objective advice from an experienced financial advisor who understands your current needs, long-term goals and attitude toward risk.

With money market yields ending 2001 at historically low levels, further substantial declines seem unlikely. Indeed, signs of economic recovery have emerged, and the equity markets have recently rallied in response to renewed investor optimism. While we can't guarantee that these encouraging trends will continue, we do believe that the straightest path to financial security in any market environment is one that includes a long-term perspective, broad diversification and professional advice from a trusted advisor.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 15, 2002




DISCUSSION OF FUND PERFORMANCE

Thomas S. Riordan, Portfolio Manager

How did Dreyfus Institutional Money Market Fund perform during the period?

For the 12-month period ended December 31, 2001, the fund produced yields of 3.99% for its Money Market Series and 3.53% for its Government Securities Series. Taking into account the effects of compounding, the fund produced effective yields of 4.06% and 3.59% for its Money Market Series and Government Securities Series, respectively.(1)

What is the fund's investment approach?

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. To pursue this goal:

* The fund's Money Market Series invests in a diversified portfolio of high quality, short-term debt securities. These include securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, certificates of deposit, short-term securities issued by domestic or foreign banks, repurchase agreements, asset-backed securities, domestic commercial paper and other short-term corporate obligations of domestic issuers, including those with floating or variable rates of interest. Normally, the Money Market Series invests at least 25% of its total assets in bank obligations.

* The fund's Government Securities Series invests only in short-term securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities and repurchase agreements in respect of these securities.

What other factors influenced the fund's performance?

The U.S. economy was already seeing signs of a slowdown when the reporting period began in January 2001. The Federal Reserve Board (the "Fed") responded on the first business day of the year by reducing short-term interest rates by 50 basis points. That initial reduction

                                                                      The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

was followed by two more during the first quarter of the year. The Fed was apparently reacting to weak retail sales, higher energy prices, diminishing consumer confidence and softening manufacturing activity. Indeed, Gross Domestic Product ("GDP") growth for the first quarter of 2001 came in at an annualized rate of just 1.1%.

According to the National Bureau of Economic Research, the U.S. entered its first recession in 10 years just as the second quarter of 2001 began. Although the recession would not become "official" until much later in the year, the Fed reduced short-term interest rates by 50 basis points each in April and May and by 25 basis points in June. Yet, despite six months of aggressive easing, capital spending remained weak and manufacturing activity remained sluggish. Seasonally adjusted GDP growth during the second quarter grew at an annualized rate of just 0.3%.

In the third quarter, interest rates held steady, and some economists began to detect signs of possible economic improvement, suggesting that the Fed might have achieved a soft landing. Evidence emerged in July that inventories had returned closer to normal levels, energy prices had moderated and consumer spending remained relatively strong. Nonetheless, at its August meeting the Fed cited reduced capital spending, weak consumption and slower overseas growth for its decision to reduce interest rates another 25 basis points.

Then, on September 11 disaster struck. In addition to the incalculable losses of human life and property, the terrorist attacks made an already weak economy even weaker. Consumer spending plunged as individuals canceled travel plans and cut back on new purchases. For its part, the Fed acted quickly, cutting interest rates another 50 basis points even before the stock market reopened on September
17. Its goals were to ensure the continued smooth operations of the financial markets and to stimulate economic growth. It also injected approximately $50 billion into the economy. Nonetheless, U.S. GDP growth contracted by an estimated 1.3% in the third quarter, the economy's worst performance in a decade.


The Fed followed up in the fourth quarter by cutting rates another 50 basis points each in October and November, citing heightened uncertainty and concerns about a deterioration in business conditions both here and abroad. This was followed by a 25 basis-point cut at its December meeting. All told, the Fed reduced interest rates a total of 4.75 basis points during 2001, bringing the benchmark federal funds rate to its lowest level in 40 years. Of course, money market yields have also declined.

What is the fund's current strategy?

In this environment, we have continued to maintain the fund's relatively long weighted average maturity seeking to maintain higher yields for as long as we deemed practical. As of December 31, 2001, rising evidence that the economy may be nearing a recovery recently caused money market yields to begin to rise. Consumer confidence has improved, retail sales have picked up and fewer workers have submitted jobless claims. As always, we are monitoring the economy closely, and we may look to change our current strategy and the fund's weighted average maturity as economic and market conditions evolve.

January 15, 2002

(1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

MONEY MARKET SERIES

December 31, 2001

STATEMENT OF INVESTMENTS




                                                                                            Principal
NEGOTIABLE BANK CERTIFICATES OF DEPOSIT--20.4%                                             Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------
American Express Centurion Bank

   2.55%, 1/11/2002                                                                          25,000,000               25,000,000

Comerica Bank

   5.41%, 1/22/2002                                                                          25,000,000               24,999,862

First Tennessee Bank N.A.

   1.88%-2.35%, 1/3/2002-3/4/2002                                                            30,000,000               30,000,026

J.P. Morgan Chase & Co.

   1.80%, 3/11/2002                                                                          30,000,000               30,000,000

National City Bank

   1.79%, 3/19/2002                                                                          25,000,000  (a)          24,998,447

Union Bank of California N.A.

   3.50%, 2/6/2002                                                                           30,000,000               30,000,000

Wells Fargo Bank N.A.

   1.82%, 10/18/2002                                                                         10,000,000  (a)          10,000,000

TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT

   (cost $174,998,335)                                                                                               174,998,335
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--28.4%
------------------------------------------------------------------------------------------------------------------------------------

Amstel Funding

   1.99%-2.08%, 2/19/2002-5/29/2002                                                          35,000,000  (b)          34,848,574

Commonwealth Bank of Australia

   3.42%, 1/22/2002                                                                          10,000,000                9,980,342

GE Capital International Funding Inc.

   2.07%, 2/15/2002                                                                          30,000,000               29,922,750

Lehman Brothers Holdings Inc.

   2.31%, 4/19/2002                                                                          20,000,000               19,863,200

MPS U.S. Commercial Paper Corp.

   1.98%, 6/28/2002                                                                          40,000,000               39,612,355

Morgan Stanley Dean Witter & Co.

   1.84%, 2/8/2002                                                                           25,000,000               24,951,445

Nordea North America Inc.

   2.23%, 2/25/2002                                                                          25,000,000               24,915,590

Paradigm Funding LLC

   2.37%, 1/18/2002                                                                          35,000,000               34,961,160

UBS Finance Delaware LLC

   1.81%, 1/2/2002                                                                           25,000,000               24,998,742

TOTAL COMMERCIAL PAPER

  (cost $244,054,158)                                                                                                244,054,158


                                                                                            Principal
CORPORATE NOTES--25.9%                                                                     Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Bear Stearns Cos. Inc.

   2.20%, 8/1/2002                                                                           19,500,000  (a)          19,544,815

Bear Stearns Cos. Inc.

   2.24%, 8/12/2002                                                                           5,675,000                5,789,553

Beta Finance Inc.

   1.85%, 5/24/2002                                                                          15,000,000  (a,b)        15,000,000

Beta Finance Inc.

   4.16%, 6/17/2002                                                                          10,000,000  (b)          10,000,000

CC (USA) Inc.

   1.85%, 6/3/2002                                                                           20,000,000  (a,b)        20,000,000

Fleet Financial Group Inc.

   2.13%, 5/1/2002                                                                           21,580,000  (a,b)        21,595,817

K2 (USA) LLC

   3.77%-3.86%, 8/7/2002-8/15/2002                                                           30,000,000  (b)          30,000,000

Lehman Brothers Holdings Inc.

   3.36%, 12/12/2002                                                                          9,850,000  (a)           9,897,576

Links Finance LLC

   2.25%-2.40%, 4/30/2002-11/26/2002                                                         30,000,000  (b)          30,064,730

Merrill Lynch & Co. Inc.

   4.21%-4.27%, 5/2/2002-6/5/2002                                                            30,000,000               30,000,000

Sigma Finance Inc.

   3.88%, 7/1/2002                                                                           30,000,000  (b)          30,000,000

TOTAL CORPORATE NOTES

   (cost $221,892,491)                                                                                               221,892,491
------------------------------------------------------------------------------------------------------------------------------------

PROMISSORY NOTES--4.1%
------------------------------------------------------------------------------------------------------------------------------------

Goldman Sachs Group Inc.

  1.93%-3.61%, 4/18/2002-6/7/2002

   (cost $35,000,000)                                                                        35,000,000  (c)          35,000,000
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM BANK NOTES--12.7%
-----------------------------------------------------------------------------------------------------------------------------------

Bank of America N.A.

   2.40%, 1/4/2002                                                                           33,000,000               33,000,000

Bank One N.A.

   5.20%, 1/30/2002                                                                          30,000,000               30,000,000

Key Bank U.S.A., N.A.

   1.79%, 11/1/2002                                                                          20,000,000  (a)          20,000,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                            Principal
SHORT-TERM BANK NOTES (CONTINUED)                                                          Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Key Bank U.S.A., N.A.

   2.63%, 11/1/2002                                                                           6,000,000                6,250,307

U.S. Bank N.A.

   1.79%, 11/12/2002                                                                         20,000,000  (a)          20,000,000

TOTAL SHORT-TERM BANK NOTES

   (cost $109,250,307)                                                                                               109,250,307
-----------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES--3.8%
-----------------------------------------------------------------------------------------------------------------------------------

Federal Home Loan Banks, Discount Notes

  1.75%, 6/10/2002

   (cost $32,746,267)                                                                        33,000,000               32,746,267
-----------------------------------------------------------------------------------------------------------------------------------

TIME DEPOSITS--4.0%
-----------------------------------------------------------------------------------------------------------------------------------

State Street Bank & Trust Co. (Grand Cayman)

  1.38%, 1/2/2002

   (cost $34,320,000)                                                                        34,320,000               34,320,000
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $852,261,558)                                                             99.3%              852,261,558

CASH AND RECEIVABLES (NET)                                                                          .7%                5,752,319

NET ASSETS                                                                                       100.0%              858,013,877

(A)  VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

(B)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT DECEMBER 31,
     2001, THESE SECURITIES AMOUNTED TO $191,509,121 OR 22.3% OF NET ASSETS.

(C)  THESE NOTES WERE ACQUIRED FOR INVESTMENT, NOT WITH THE INTENT TO DISTRIBUTE
     OR SELL. SECURITIES RESTRICTED AS TO PUBLIC RESALE. THESE SECURITIES WERE
     ACQUIRED FROM 9/5/2001 TO 12/19/2001 AT A COST OF PAR VALUE. AT DECEMBER
     31, 2001, THE AGGREGATE VALUE OF THESE SECURITIES WAS $35,000,000
     REPRESENTING 4.1% OF NET ASSETS AND ARE VALUED AT AMORTIZED COST.


SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF INVESTMENTS

GOVERNMENT SECURITIES SERIES

December 31, 2001


                                                                             Annualized
                                                                             Yield on
                                                                             Date of         Principal
U.S. TREASURY BILLS--21.4%                                                   Purchase (%)    Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

5/9/2002                                                                         1.73        10,000,000                9,939,022

6/27/2002                                                                        1.81        10,000,000                9,911,992

TOTAL U.S. TREASURY BILLS

   (cost $19,851,014)                                                                                                 19,851,014
-----------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY NOTES--32.8%
-----------------------------------------------------------------------------------------------------------------------------------

6.50%, 2/28/2002                                                                 4.19        14,000,000               14,047,328

6.375%, 6/30/2002                                                                3.69         5,000,000                5,059,150

6.375%, 8/15/2002                                                                3.40         3,000,000                3,049,807

6.125%, 8/31/2002                                                                3.29         3,000,000                3,051,482

5.875%, 9/30/2002                                                                2.41         5,000,000                5,125,360

TOTAL U.S. TREASURY NOTES

   (cost $30,333,127)                                                                                                 30,333,127
-----------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS--45.7%
------------------------------------------------------------------------------------------------------------------------------------

Barclays Capital, Inc.

  dated 12/31/2001, due 1/2/2002 in the amount of

  $2,400,100 (fully collateralized by

  $2,445,000 U.S. Treasury Bills due

   2/21/2002, value $2,436,000)                                                   .75         2,400,000                2,400,000

Bear Stearns & Co.

  dated 12/31/2001, due 1/2/2002 in the amount of $9,000,700 (fully collateralized by

   $9,185,000 U.S. Treasury Bills due
   6/13/2002, value $9,111,520)                                                  1.40         9,000,000                9,000,000

CIBC World Markets PLC

  dated 12/31/2001, due 1/2/2002 in the amount of $8,112,676 (fully collateralized by

   $8,033,000 U.S. Treasury Notes 6.375%, due
   6/30/2002, value $8,212,489)                                                  1.50         8,112,000                8,112,000

Goldman, Sachs & Co.

  dated 12/31/2001, due 1/2/2002 in the amount of $9,000,830 (fully collateralized by

   $8,375,000 U.S. Treasury Notes 11.625%, due
   11/15/2002, value $9,187,375)                                                 1.66         9,000,000                9,000,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                            Annualized
                                                                            Yield on
                                                                            Date of              Principal
REPURCHASE AGREEMENTS (CONTINUED)                                           Purchase (%)         Amount ($)        Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

Warburg Dillon Read, Inc.

  dated 12/31/2001, due 1/2/2002 in the amount of $13,805,296 (fully collateralized by

   $14,140,000 U.S. Treasury Bills due from
   3/21/2002 to 3/28/2002, value $14,080,979)                                    1.69            13,804,000           13,804,000

TOTAL REPURCHASE AGREEMENTS

   (cost $42,316,000)                                                                                                 42,316,000
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $92,500,141)                                                                  99.9%           92,500,141

CASH AND RECEIVABLES (NET)                                                                              .1%              107,299

NET ASSETS                                                                                           100.0%           92,607,440

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

December 31, 2001

                                                                                                      Money            Government
                                                                                                     Market            Securities
                                                                                                     Series                Series
-----------------------------------------------------------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments
   (including repurchase agreements of $42,316,000
   for the Government Securities Series)--Note 2(b)                                              852,261,558             92,500,141

Interest receivable                                                                                7,072,995                520,572

Prepaid expenses                                                                                      11,627                  9,771

                                                                                                 859,346,180             93,030,484
-----------------------------------------------------------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                                                        345,723                  5,356

Cash overdraft due to Custodian                                                                      945,275                383,558

Accrued expenses                                                                                      41,305                 34,130

                                                                                                   1,332,303                423,044
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                                                   858,013,877             92,607,440
-----------------------------------------------------------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                                                  858,053,278             92,611,741

Accumulated net realized gain (loss) on investments                                                  (39,401)                (4,301)
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                                                   858,013,877              92,607,440

NET ASSET VALUE PER SHARE
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Money               Government
                                                                                                     Market               Securities
                                                                                                     Series                   Series
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                                                  858,013,877               92,607,440

Shares Outstanding                                                                              858,053,278               92,611,741
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                                         1.00                      1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended December 31, 2001

                                                                                                     Money               Government
                                                                                                    Market               Securities
                                                                                                    Series                   Series
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                                                 32,409,177                 4,618,770

EXPENSES--NOTE 2(C):

Management fee--Note 3(a)                                                                        3,619,273                   546,993

Custodian fees                                                                                      83,473                    39,488

Shareholder servicing costs--Note 3(b)                                                              53,824                    81,892

Trustees' fees and expenses--Note 3(c)                                                              52,566                    10,509

Professional fees                                                                                   31,167                    25,352

Registration fees                                                                                   17,452                    16,204

Prospectus and shareholders' reports                                                                 6,511                     2,230

Miscellaneous                                                                                        4,076                     1,841

TOTAL EXPENSES                                                                                   3,868,342                   724,509

INVESTMENT INCOME--NET                                                                          28,540,835                 3,894,261
-----------------------------------------------------------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 2(B) ($)                                             (4,944)                    11,950

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                           28,535,891                  3,906,211



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS



                                                           Money Market Series                        Government Securities Series
                                                     ------------------------------------------------------------------------------

                                                         Year Ended December 31,                         Year Ended December 31,
                                                     ------------------------------------------------------------------------------

                                                     2001                    2000                    2001                     2000
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS ($):

Investment income--net                         28,540,835              36,314,152                3,894,261                4,167,362

Net realized gain (loss)
   on investments                                 (4,944)                   3,079                   11,950                    1,493

NET INCREASE (DECREASE)
   IN NET ASSETS RESULTING
   FROM OPERATIONS                             28,535,891              36,317,231                3,906,211                4,168,855
-----------------------------------------------------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS
   FROM ($):

INVESTMENT INCOME--NET                        (28,540,835)            (36,314,152)              (3,894,261)              (4,167,362)
-----------------------------------------------------------------------------------------------------------------------------------

BENEFICIAL INTEREST
   TRANSACTIONS
   ($1.00 per share):

Net proceeds from
   shares sold                              1,037,758,639           2,294,016,892              972,572,677              784,466,898

Dividends reinvested                            3,881,027               6,048,061                1,844,471                1,592,234

Cost of shares redeemed                      (860,570,291)         (2,215,564,249)            (975,076,598)            (775,700,111)

INCREASE (DECREASE)
   IN NET ASSETS FROM
   BENEFICIAL INTEREST
   TRANSACTIONS                               181,069,375              84,500,704                (659,450)               10,359,021

TOTAL INCREASE (DECREASE)
   IN NET ASSETS                              181,064,431              84,503,783                (647,500)               10,360,514
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           676,949,446             592,445,663               93,254,940               82,894,426

END OF PERIOD                                 858,013,877             676,949,446               92,607,440               93,254,940



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

Money Market Series

The following tables describe the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                          Year Ended December 31,
                                                                  -----------------------------------------------------------------

                                                                  2001           2000           1999           1998           1997
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                              1.00           1.00           1.00           1.00           1.00

Investment Operations:

Investment income--net                                             .040           .059           .047           .050           .051

Distributions:

Dividends from investment income--net                             (.040)         (.059)         (.047)         (.050)         (.051)

Net asset value, end of period                                    1.00           1.00           1.00           1.00           1.00
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%):                                                 4.06           6.05           4.78           5.14           5.17
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                            .53            .56            .56            .57            .57

Ratio of net investment income
   to average net assets                                          3.94           5.89           4.67           5.02           5.06
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          858,014        676,949        592,446        540,282        531,436

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

Government Securities Series

                                                                                           Year Ended December 31,
                                                                 ------------------------------------------------------------------

                                                                 2001           2000           1999           1998          1997
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00           1.00           1.00           1.00          1.00

Investment Operations:

Investment income--net                                            .035           .054           .043           .048          .048

Distributions:

Dividends from investment income--net                            (.035)         (.054)         (.043)         (.048)        (.048)

Net asset value, end of period                                   1.00           1.00           1.00           1.00          1.00
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 3.59           5.58           4.34           4.87          4.95
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .66            .66            .68            .68           .61

Ratio of net investment income
   to average net assets                                         3.56           5.41           4.26           4.76          4.84
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          92,607         93,255         82,894         68,615       107,694

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--General:

Dreyfus Institutional Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company and operates as a series company issuing two classes of Beneficial Interest: the Money Market Series and the Government Securities Series. The fund accounts separately for the assets, liabilities and operations of each series. The fund' s investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor") , a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Money Market and Government Securities.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for each series; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00 for each series.

The funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.


NOTE 2--Significant Accounting Policies:

(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the Money Market Series and Government Securities Series received net earnings credits of $39,132 and $8,712, respectively, during the period ended December 31, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Manager, subject to the seller's agreement to repurchase and the fund' s agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(c) Expenses: Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to both series are allocated among them on a pro rata basis.

(d) Dividends to shareholders: It is the policy of the fund, with respect to both series, to declare dividends from investment income-net on each business day; such dividends are paid monthly. Dividends from net realized capital gain, with respect to both series, are normally declared and paid annually, but each series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). However, to the extent that a net realized capital gain of either series can be reduced by a capital loss carryover of that series, such gain will not be distributed.

(e) Federal income taxes: It is the policy of each series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes. For Federal income tax purposes, each series is treated as a single entity for the purposes of determining such qualification.

At December 31, 2001, Money Market Series and Government Securities Series components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

The tax character of distributions for Money Market Series and Government Securities Series paid to shareholders during the fiscal periods ended December 31, 2001 and December 31, 2000, respectively, were all ordinary income.

Money Market Series accumulated capital loss is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2001. If not applied, $3,000 of the carryover expires in fiscal 2002, $28,000 expires in fiscal 2006, $3,000 expires in fiscal 2007 and $5,000 expires in fiscal 2009.


Government Securities Series accumulated capital loss is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2001. If not applied, $4,000 of the carryover expires in fiscal 2007.

At December 31, 2001, the cost of investments of each series for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee for each series is computed at the annual rate of .50 of 1% of the value of the average daily net assets of each series and is payable monthly.

(b) Under the Shareholder Services Plan, each series reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of each series' average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended December 31, 2001, the Money Market Series and the Government Securities Series were charged $55,069 and $59,660, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2001, the Money Market Series and the Government Securities Series were charged $15,197 and $2,203, respectively, pursuant to the transfer agency agreement.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board Members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Institutional Money Market Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments, of Dreyfus Institutional Money Market Fund (comprising, respectively, the Money Market Series and the Government Securities Series), as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective series constituting Dreyfus Institutional Money Market Fund at December 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

                                                  Ernst & Young, LLP

New York, New York

February 5, 2002

                                                             The Fund


Dreyfus Institutional Money Market Fund

Government Securities Series

IMPORTANT TAX INFORMATION (Unaudited)

For State individual income tax purposes, the Government Securities Series hereby designates 47.10% of the ordinary income dividends paid during its fiscal year ended December 31, 2001 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California and the District of Columbia.


BOARD MEMBERS INFORMATION (Unaudited)


                                                                                        No. of
                                                                                        Portfolios
Name (age)          Principal Occupation            Other Directorships                 for
                                                                                        which
                                                                                        Board
Position, (held     During Past 5 Years             And Affiliations                    Member
since)                                                                                  Serves

Joseph S.           Chairman of the Board of        o Muscular Dystrophy Association          190
DiMartino (58)      various funds
Chairman of the     in the Dreyfus Family of Funds  o Plan Vista Corporation (formerly
Board (1995)                                        HealthPlan Services
                                                    Corporation), a provider of
                                                    marketing,
                                                    administrative and risk management
                                                    services
                                                    to health and other benefit
                                                    programs
                                                    o Carlyle Industries, Inc., button
                                                    packager and distributor
                                                    o Century Business Services, Inc.,
                                                    provider of various
                                                     outsourcing  functions  for
                                                    small   and   medium    size
                                                    companies
                                                    o   The   Newark Group
                                                    privately    held company
                                                    providing a national network
                                                    of  paper  recovery facilit-
                                                    ies, paperboard mills and
                                                    paperboard   converting
                                                    plants
                                                    o QuikCAT.com,  Inc.,
                                                    private company engaged in
                                                    the development of high
                                                    speed movement, routing,
                                                    storage and encryption of
                                                    data across all modes of
                                                    data transport

David P. Feldman    o AT&T Investment Management    o 59 Wall Street Mutual Funds              54
(62)                Corporation,                    Group (11 Funds)
Board Member (1994)  Chairman and Chief Executive   o The Jeffrey Company, a private
                    Officer                         investment company
                     (Retired 1997).

James F. Henry (71) o President, CPR Institute for  o President-Emeritus of the CPR            25
                    Dispute Resolution,             Institute for
Board Member (1974) non-profit organization         Dispute Resolution
                    principally engaged in
                    the development of
                    alternatives to business
                    litigation.

Rosalind Gersten    o Merchandise and marketing                                                37
Jacobs (76)         consultant
Board Member (1982)

Dr. Paul A. Marks   o President and Chief            o President-Emeritus of Memorial          25
(75)                Executive Officer of             Sloan-Kettering
Board Member (1979) Memorial Sloan-Kettering
                    Cancer Center                    Cancer Center
                    (Retired 1999)                   o Pfizer, Inc., (Director
                                                     Emeritus),
                                                     pharmaceutical company

Dr. Martin Peretz   o Editor-in-Chief of The New    o Academy for Liberal Education,           25
(62)                Republic magazine               an accrediting agency
Board Member (1974) o Lecturer in Social Studies    for colleges and universities
                    at Harvard University           certified by
                                                     the U.S. Department of Education
                                                    o TheStreet.com, a financial daily
                                                    on the web
                                                    o Electronic Newstand, distributor
                                                    of magazines on the web
                                                    o Digital Learning Group, LLC., an
                                                    online publisher of
                                                     college textbooks

Bert W. Wasserman   o Financial Consultant          o Malibu Entertainment                     25
(69)                                                International, Inc.
Board Member (1993)                                 o Lillian Vernon Corporation
                                                    o Winstar Communications, Inc.
                                                    o PSC, Inc.


Once elected all Board Members serve for an indefinite term. Additional information about the Board Members, including their address is available in the Fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.
John M. Fraser, Emeritus Board Member
Irving Kristol, Emeritus Board Member


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

President, Chief Operating Officer and Chief Investment Officer of the Manager, and an officer of 92 investment companies (comprised of 183 portfolios) advised and administered by the Manager. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 56 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, EXECUTIVE VICE PRESIDENT SINCE MARCH 2000

Vice President, Secretary and General Counsel of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) advised and administered by the Manager. He is 55 years old, and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) advised and administered by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) advised and administered by the Manager. He is 52 years old, and has been an employee of the Manager since July 1980.

ROBERT R. MULLERY, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel of the Manager, and an officer of 21 investment companies (comprised of 39 portfolios) advised and administered by the Manager. He is 50 years old, and has been an employee of the Manager since May 1986.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

Director of Mutual Fund Treasury Accounting of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since April 1985.

MICHAEL CONDON, ASSISTANT TREASURER SINCE MARCH 2000.

Senior Treasury Manager of the Manager, and an officer of 35 investment companies (comprised of 76 portfolios) advised and administered by the Manager. He is 40 years old, and has been an employee of the Manager since August 1984.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

Mutual Funds Tax Director of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 47 years old, and has been an employee of the Manager since June 1993.

                                                           For More Information

                        Dreyfus Institutional Money Market Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        15 Broad Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET
Information can be viewed online or downloaded from:
http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                              179-195AR1201